Exhibit 99.1
                                  ------------

The Group I Mortgage Loans (the "Group I Mortgage Loans") consist of approximately 2,020 fixed-rate Mortgage Loans having an aggregate principal balance as of the Subsequent Cut-off Date of approximately $300,104,207, after application of scheduled payments due on or before the Subsequent Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Group II Mortgage Loans (the "Group II Mortgage Loans") consist of approximately 3,771adjustable-rate Mortgage Loans having an aggregate principal balance as of the Subsequent Cut- off Date of approximately $599,118,210, after application of scheduled payments due on or before the Subsequent Cut- off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Mortgage Loans have original terms to maturity of not greater than 30 years from the date on which the first payment was due on each Mortgage Loan.

         Approximately 82.08% of the Group I Mortgage Loans and approximately 66.96% of the Group II Mortgage Loans were retail originated mortgage loans and approximately 17.92% of the Group I Mortgage Loans and approximately 33.04% of the Group II Mortgage Loans were wholesale originated mortgage loans. Approximately 97.92% of the Group I Mortgage Loans and approximately 79.43% of the Group II Mortgage Loans were originated under the Originator's "Standard" underwriting program and approximately 2.08% of the Group I Mortgage Loans and approximately 20.57% of the Group II Mortgage Loans were originated under the Originator's "LTV Plus" underwriting program. See "Underwriting Standards" herein.

         Each Mortgage Loan will accrue interest at the fixed-rate (in the case of the Group I Mortgage Loans) or the adjustable-rate (in the case of the Group II Mortgage Loans) calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate").

         Each Group I Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

         Each Group II Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. Generally, the Group II Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for the Group II Mortgage Loans will occur after an initial period of two years after origination. On each Adjustment Date for each Group II Mortgage Loan, the Mortgage Rate thereon will be adjusted (subject to rounding) to equal the sum of the applicable Index (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each Group II Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than 2.00% per annum on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than 1.00% per annum on any Adjustment Date thereafter (the "Periodic Rate Cap"). Each Mortgage Rate on each Group II Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each Group II Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such Group II Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described herein. None of the Group II Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         The Mortgage Loans have scheduled monthly payments due on the first day of the month (with respect to each Mortgage Loan, a "Due Date"). Each Mortgage Loan will contain a customary "due-on-sale" clause which provides that (subject to state and federal restrictions) the Mortgage Loan must be repaid at the time of sale of the related Mortgaged Property or with the consent of the holder of the mortgage note assumed by a creditworthy purchaser of the related Mortgaged Property.

         Approximately 78.85% of the Group I Mortgage Loans and approximately 74.95% of the Group II Mortgage Loans provide for payment by the mortgagor of a prepayment charge on certain principal prepayments, subject to certain limitations in the related mortgage note and limitations upon collection in the Pooling and Servicing Agreement.

Generally, each such Mortgage Loan provides for payment of a prepayment charge on certain prepayments made within a defined period set forth in the related Mortgage Note (generally within the first three years but possibly as short as one year or as long as five years from the date of origination of such Mortgage
Loan). The amount of the prepayment charge is as provided in the related Mortgage Note. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans in both loan groups, and such amounts will not be available for distribution on the other classes of Certificates. Under certain instances, as described under the terms of the Pooling and Servicing Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representation as to the effect that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

         None of the Mortgage Loans are Buydown Mortgage Loans.

GROUP I MORTGAGE LOAN STATISTICS

         The average principal balance of the Group I Mortgage Loans at origination was approximately $148,794. No Group I Mortgage Loan had a principal balance at origination greater than approximately $576,000 or less than approximately $50,000. The average principal balance of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately $148,566. No Group I Mortgage Loan had a principal balance as of the Subsequent Cut-off Date greater than approximately $573,800 or less than approximately $49,192.

         The Group I Mortgage Loans had Mortgage Rates as of the Subsequent Cut-off Date ranging from approximately 6.50% per annum to approximately 14.99% per annum, and the weighted average Mortgage Rate on the Group I Mortgage Loans was approximately 7.85% per annum.

         The weighted average loan-to-value ratio at origination of the Group I Mortgage Loans was approximately 77.58%. At origination, no Group I Mortgage Loan had a loan-to-value ratio greater than approximately 95.00% or less than approximately 12.09%.

         The weighted average remaining term to stated maturity of the Group I Mortgage Loans was approximately 27 years and 7 months as of the Subsequent Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to August 2001 or after May 2002, or will have a remaining term to stated maturity of less than 14 years or greater than 30 years as of the Subsequent Cut-off Date. The latest maturity date of any Group I Mortgage Loan is April 2032.

         The Group I Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                        PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS AT ORIGINATION(1)


      RANGE OF PRINCIPAL BALANCES AT            NUMBER OF     AGGREGATE ORIGINAL PRINCIPAL  % OF AGGREGATE ORIGINAL
             ORIGINATION ($)                 MORTGAGE LOANS             BALANCE                PRINCIPAL BALANCE
             ---------------                 --------------             -------                -----------------
0.01 - 50,000.00                                     37           $   1,850,000.00                    0.62%
50,000.01 - 100,000.00                              679              51,314,730.00                   17.07
100,000.01 - 150,000.00                             540              66,740,540.00                   22.21
150,000.01 - 200,000.00                             296              50,988,313.00                   16.96
200,000.01 - 250,000.00                             202              45,120,631.00                   15.01
250,000.01 - 300,000.00                             130              35,542,685.00                   11.83
300,000.01 - 350,000.00                              72              23,146,207.00                    7.70
350,000.01 - 400,000.00                              43              16,094,430.00                    5.35
400,000.01 - 450,000.00                              10               4,256,200.00                    1.42
450,000.01 - 500,000.00                              10               4,933,298.00                    1.64
550,000.01 - 600,000.00                               1                 576,000.00                    0.19
                                                  -----            ---------------                  ------
Total                                             2,020            $300,563,034.00                  100.00%
                                                  =====            ================                 =======

-------------------
(1) The average principal balance of the Group I Mortgage Loans as of origination was approximately $148,794.


               PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE(1)


                                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
      RANGE OF PRINCIPAL BALANCES AS           NUMBER OF         OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
    OF THE SUBSEQUENT CUT-OFF DATE ($)       MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT-CUT-OFF-DATE
    ----------------------------------       --------------     -----------------------        -----------------------
0.01 - 50,000.00                                    39                $1,947,138.99                     0.65%
50,000.01 - 100,000.00                             686                52,004,617.97                    17.33
100,000.01 - 150,000.00                            538                66,785,834.40                    22.25
150,000.01 - 200,000.00                            294                50,868,664.54                    16.95
200,000.01 - 250,000.00                            197                44,061,212.28                    14.68
250,000.01 - 300,000.00                            132                36,096,411.80                    12.03
300,000.01 - 350,000.00                             71                22,866,438.85                     7.62
350,000.01 - 400,000.00                             42                15,723,981.25                     5.24
400,000.01 - 450,000.00                             10                 4,249,257.24                     1.42
450,000.01 - 500,000.00                             10                 4,926,849.16                     1.64
550,000.01 - 600,000.00                              1                   573,800.43                     0.19
                                                 -----              ---------------                   ------
Total                                            2,020              $300,104,206.91                   100.00%
                                                 =====              ===============                   =======

-------------------
(1) The average principal balance of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately $148,566.

                 MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE(1)


                                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF         OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
    CURRENT MORTGAGE RATE (%)                MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT-CUT-OFF-DATE
    -------------------------                --------------     -----------------------        -----------------------
6.500 - 6.999                                          2                 $534,772.75                      0.18%
7.000 - 7.499                                        118               26,334,094.80                      8.77
7.500 - 7.999                                      1,573              230,166,517.12                     76.70
8.000 - 8.499                                        105               16,229,054.88                      5.41
8.500 - 8.999                                         85               11,209,351.08                      3.74
9.000 - 9.499                                         25                4,027,096.66                      1.34
9.500 - 9.999                                         43                5,116,873.53                      1.71
10.000 - 10.499                                       17                1,844,414.00                      0.61
10.500 - 10.999                                       29                2,510,790.88                      0.84
11.000 - 11.499                                       10                  985,494.59                      0.33
11.500 - 11.999                                       10                  946,584.19                      0.32
12.000 - 12.499                                        1                   60,000.00                      0.02
13.000 - 13.499                                        1                   55,174.60                      0.02
14.500 - 14.999                                        1                   83,987.83                      0.03
                                                   -----             ---------------                    ------
Total                                              2,020             $300,104,206.91                    100.00%
                                                   =====             ================                   =======

------------------
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 7.85% per annum.


                          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)


                                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF         OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
ORIGINAL LOAN-TO-VALUE RATIO (%)             MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT-CUT-OFF-DATE
--------------------------------             --------------     -----------------------        -----------------------
Less than or equal to 25.00                          11                  $847,093.04                      0.28%
25.01 - 30.00                                        10                 1,067,604.17                      0.36
30.01 - 35.00                                        12                 1,517,855.46                      0.51
35.01 - 40.00                                        20                 1,905,337.96                      0.63
40.01 - 45.00                                        26                 2,986,548.80                      1.00
45.01 - 50.00                                        42                 6,009,521.22                      2.00
50.01 - 55.00                                        46                 5,573,341.74                      1.86
55.01 - 60.00                                        83                11,121,599.03                      3.71
60.01 - 65.00                                       108                16,550,868.87                      5.52
65.01 - 70.00                                       131                17,024,588.85                      5.67
70.01 - 75.00                                       202                34,319,129.46                     11.44
75.01 - 80.00                                       422                62,614,827.85                     20.86
80.01 - 85.00                                       309                50,072,881.90                     16.69
85.01 - 90.00                                       589                86,558,078.90                     28.84
90.01 - 95.00                                         9                 1,934,929.66                      0.64
                                                  -----              ---------------                    ------
Total                                             2,020              $300,104,206.91                    100.00%
                                                  =====              ===============                    =======

------------------
(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 77.58%.

                             MORTGAGED PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS


                                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF         OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
    PROPERTY TYPE                            MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT-CUT-OFF-DATE
    -------------                            --------------     -----------------------        -----------------------
Single Family Detached                             1,675             $246,207,819.50                   82.04%
Single Family Attached                                 6                  575,648.41                    0.19
Two to Four Family                                   142               26,768,143.69                    8.92
Condo                                                 74               10,333,839.67                    3.44
PUD Detached                                          94               12,762,149.13                    4.25
PUD Attached                                           9                1,438,213.25                    0.48
Manufactured Housing                                  20                2,018,393.26                    0.67
                                                   -----             ---------------                  ------
Total                                              2,020             $300,104,206.91                  100.00%
                                                   =====             ===============                  =======


                       MORTGAGED PROPERTY OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)


                                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF         OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
    OCCUPANCY STATUS                         MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT-CUT-OFF-DATE
    ----------------                         --------------     -----------------------        -----------------------
Owner Occupied                                    1,895              $284,041,271.11                    94.65%
Non Owner Occupied                                  108                13,118,681.75                     4.37
2nd Home                                             17                 2,944,254.05                     0.98
                                                  -----              ---------------                   ------
Total                                             2,020              $300,104,206.91                   100.00%
                                                  =====              ===============                   =======

--------------------
(1) Occupancy status as represented by the mortgagor at the time of origination.


                                      PURPOSE OF THE GROUP I MORTGAGE LOANS


                                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF         OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
    PURPOSE                                  MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT-CUT-OFF-DATE
    -------                                  --------------     -----------------------        -----------------------
Purchase                                              28               $5,584,754.51                     1.86%
Equity-out Refinance                               1,159              162,959,946.77                    54.30
Refinance                                            833              131,559,505.63                    43.84
                                                   -----             ---------------                   ------
Total                                              2,020             $300,104,206.91                   100.00%
                                                   =====             ===============                   =======

           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE GROUP I MORTGAGE LOANS(1)


                                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF         OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
    LOCATION                                 MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT-CUT-OFF-DATE
    --------                                 --------------     -----------------------        -----------------------
Alabama                                                 33              $2,998,754.24                     1.00%
Alaska                                                   1                 263,500.00                     0.09
Arizona                                                 31               2,890,267.64                     0.96
Arkansas                                                 2                 200,170.64                     0.07
California                                             417              81,939,990.07                    27.30
Colorado                                                41               6,769,699.00                     2.26
Connecticut                                             38               6,560,107.56                     2.19
Delaware                                                 1                  54,000.00                     0.02
Florida                                                101              10,624,118.45                     3.54
Georgia                                                 27               2,402,169.49                     0.80
Hawaii                                                  20               4,709,348.11                     1.57
Idaho                                                    4                 465,623.59                     0.16
Illinois                                                49               6,813,069.65                     2.27
Indiana                                                 44               3,988,213.93                     1.33
Iowa                                                    31               2,886,002.64                     0.96
Kansas                                                   5                 411,109.67                     0.14
Kentucky                                                 4                 257,027.41                     0.09
Louisiana                                               27               2,268,005.78                     0.76
Maine                                                   19               2,069,840.23                     0.69
Maryland                                                35               4,451,985.18                     1.48
Massachusetts                                           70              12,512,428.80                     4.17
Michigan                                                73               8,838,378.26                     2.95
Minnesota                                              140              20,581,629.77                     6.86
Mississippi                                              5                 774,658.37                     0.26
Missouri                                                22               2,436,572.44                     0.81
Nebraska                                                13               1,309,374.84                     0.44
Nevada                                                   1                 142,294.31                     0.05
New Hampshire                                           13               1,801,089.69                     0.60
New Jersey                                              49               8,192,679.78                     2.73
New Mexico                                              10               1,068,508.71                     0.36
New York                                               227              46,415,522.09                    15.47
Ohio                                                    66               6,272,064.97                     2.09
Oklahoma                                                 5                 415,647.86                     0.14
Oregon                                                  11               1,265,126.57                     0.42
Pennsylvania                                            72               8,316,698.84                     2.77
Rhode Island                                            21               2,838,404.97                     0.95
South Carolina                                           4                 313,503.14                     0.10
Tennessee                                                2                 251,725.04                     0.08
Texas                                                  201              20,776,976.00                     6.92
Utah                                                    11               1,202,231.89                     0.40
Vermont                                                  2                 149,566.46                     0.05
Washington                                              71              11,094,843.63                     3.70
Wyoming                                                  1                 111,277.20                     0.04
                                                     -----            ---------------                   ------
Total                                                2,020            $300,104,206.91                   100.00%
                                                     =====            ===============                   =======

-------------------
(1) The greatest ZIP Code geographic concentration of the Group I Mortgage Loans was approximately 0.502% in the 10469 ZIP Code.


                      QUALIFYING FICO SCORES FOR THE GROUP I MORTGAGE LOANS AT ORIGINATION(1)


                                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF         OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
    QUALIFYING FICO SCORE                    MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT-CUT-OFF-DATE
    ---------------------                    --------------     -----------------------        -----------------------
501 - 525                                              4             $  663,390.67                      0.22%



                                       -6-





526 - 550                                             10              1,427,184.97                      0.48
551 - 575                                             41              4,817,299.78                      1.61
576 - 600                                             39              6,155,166.11                      2.05
601 - 625                                             57              9,199,274.24                      3.07
626 - 650                                            102             17,940,637.97                      5.98
651 - 675                                            550             79,556,250.43                     26.51
676 - 700                                            579             82,971,250.64                     27.65
701 - 725                                            352             53,559,730.58                     17.85
726 - 750                                            171             26,586,124.75                      8.86
751 - 775                                             72             11,282,057.59                      3.76
776 - 800                                             36              5,140,288.27                      1.71
801 - 825                                              7                805,550.91                      0.27
                                                   -----           ---------------                    ------
Total                                              2,020           $300,104,206.91                    100.00%
                                                   =====           ===============                    =======

----------------------
(1) The weighted average qualifying FICO score at origination of the Group I Mortgage Loans that had FICO scores was approximately 684.


                              INCOME DOCUMENTATION OF THE GROUP I MORTGAGE LOANS(1)


                                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF         OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
    INCOME FICO SCORE                        MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT-CUT-OFF-DATE
    -----------------                        --------------     -----------------------        -----------------------
Full Documentation                                 1,486             $213,663,702.95                     71.20%
Fast Trac Documentation                              277               48,839,091.07                     16.27
Stated Income Documentation                          257               37,601,412.89                     12.53
                                                   -----             ---------------                    ------
Total                                              2,020             $300,104,206.91                    100.00%
                                                   =====             ===============                    =======

--------------------
(1) For a description of each documentation level, see "The Mortgage Loans--Underwriting Standards" herein.


                              UNDERWRITING PROGRAM OF THE GROUP I MORTGAGE LOANS(1)


                                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF         OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
    INCOME DOCUMENTATION                     MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT-CUT-OFF-DATE
    --------------------                     --------------     -----------------------        -----------------------
Standard                                           1,978             $293,871,394.90                     97.92%
LTV Plus                                              42                6,232,812.01                      2.08
                                                   -----             ---------------                    ------
Total                                              2,020             $300,104,206.91                    100.00%
                                                   =====             ===============                    =======

--------------------
(1) For a description of each underwriting program, see "The Mortgage Loans--Underwriting Standards" herein.

                                 RISK CATEGORIES FOR THE GROUP I MORTGAGE LOANS


                                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF         OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
    CREDIT GRADE                             MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT-CUT-OFF-DATE
    ------------                             --------------     -----------------------        -----------------------
3A                                                 1,865            $277,970,703.40                       92.62%
A                                                     18               2,727,940.24                        0.91
AA                                                   105              14,220,358.85                        4.74
B                                                     32               5,185,204.42                        1.73
                                                   -----            ---------------                      ------
Total                                              2,020            $300,104,206.91                      100.00%
                                                   =====            ===============                      =======

                        ORIGINATION SOURCE OF THE GROUP I MORTGAGE LOANS




                                       -7-





                                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF         OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
    ORIGINATION SOURCE                       MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT-CUT-OFF-DATE
    ------------------                       --------------     -----------------------        -----------------------
Retail                                            1,752            $246,330,339.88                     82.08%
Wholesale                                           268              53,773,867.03                     17.92
                                                  -----            ---------------                    ------
Total                                             2,020            $300,104,206.91                    100.00%
                                                  =====            ===============                    =======

GROUP II MORTGAGE LOAN STATISTICS

         The average principal balance of the Group II Mortgage Loans at origination was approximately $159,034. No Group II Mortgage Loan had a principal balance at origination greater than approximately $570,000 or less than approximately $50,000. The average principal balance of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately $158,875. No Group II Mortgage Loan had a principal balance as of the Subsequent Cut-off Date greater than approximately $569,637 or less than approximately $49,855.

         The Group II Mortgage Loans had Mortgage Rates as of the Subsequent Cut-off Date ranging from approximately 6.00% per annum to approximately 14.65% per annum, and the weighted average Mortgage Rate on the Group II Mortgage Loans was approximately 9.23% per annum. As of the Subsequent Cut-off Date, the Group II Mortgage Loans had Gross Margins ranging from approximately 5.50% to approximately 9.27%, Minimum Mortgage Rates ranging from approximately 6.00% per annum to approximately 14.65% per annum and Maximum Mortgage Rates ranging from approximately 8.81% per annum to approximately 20.65% per annum. As of the Subsequent Cut-off Date, the weighted average Gross Margin on the Group II Mortgage Loans was approximately 6.46%, the weighted average Minimum Mortgage Rate on the Group II Mortgage Loans was approximately 9.23% per annum and the weighted average Maximum Mortgage Rate on the Group II Mortgage Loans was approximately 15.22% per annum. The latest first Adjustment Date following the Subsequent Cut-off Date on any Group II Mortgage Loan occurs in April 2004 and the weighted average next Adjustment Date for all of the Group II Mortgage Loans following the Subsequent Cut-off Date is February 2004.

         The weighted average loan-to-value ratio at origination of the Group II Mortgage Loans was approximately 78.43%. At origination, no Group II Mortgage Loan had a loan-to-value ratio greater than approximately 95.00% or less than approximately 7.23%.

         The weighted average remaining term to stated maturity of the Group II Mortgage Loans was approximately 29 years and 5 months as of the Subsequent Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to August 2001 or after May 2002, or will have a remaining term to stated maturity of less than 14 years or greater than 30 years as of the Subsequent Cut-off Date. The latest maturity date of any Group II Mortgage Loan is April 2032.

         The Group II Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                                PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS AT ORIGINATION(1)


      RANGE OF PRINCIPAL BALANCES AT            NUMBER OF     AGGREGATE ORIGINAL PRINCIPAL  % OF AGGREGATE ORIGINAL
             ORIGINATION ($)                 MORTGAGE LOANS             BALANCE                PRINCIPAL BALANCE
             ---------------                 --------------             -------                -----------------
0.01 - 50,000.00                                      41            $2,050,000.00                     0.34%
50,000.01 - 100,000.00                             1,192            89,363,759.00                    14.90
100,000.01 - 150,000.00                              983           120,969,302.00                    20.17
150,000.01 - 200,000.00                              595           103,797,393.00                    17.31
200,000.01 - 250,000.00                              374            83,392,563.00                    13.91
250,000.01 - 300,000.00                              199            54,598,115.00                     9.10
300,000.01 - 350,000.00                              175            56,888,269.00                     9.49
350,000.01 - 400,000.00                               97            36,290,799.00                     6.05
400,000.01 - 450,000.00                               58            24,486,900.00                     4.08
450,000.01 - 500,000.00                               52            25,250,998.00                     4.21
500,000.01 - 550,000.00                                4             2,060,000.00                     0.34



                                       -8-





550,000.01 - 600,000.00                                1               570,000.00                     0.10
                                                   -----          ---------------                   ------
Total                                              3,771          $599,718,098.00                   100.00%
                                                   =====          ================                  =======

-------------------
(1) The average principal balance of the Group II Mortgage Loans as of origination was approximately $159,034.


              PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE(1)


                                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
      RANGE OF PRINCIPAL BALANCES AS           NUMBER OF         OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
    OF THE SUBSEQUENT CUT-OFF DATE ($)       MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT-CUT-OFF-DATE
    ----------------------------------       --------------     -----------------------        -----------------------
0.01 - 50,000.00                                      43               $2,148,725.26                    0.36%
50,000.01 - 100,000.00                             1,201               90,276,872.69                   15.07
100,000.01 - 150,000.00                              977              120,520,911.70                   20.12
150,000.01 - 200,000.00                              597              104,355,745.33                   17.42
200,000.01 - 250,000.00                              367               81,913,864.86                   13.67
250,000.01 - 300,000.00                              199               54,551,874.81                    9.11
300,000.01 - 350,000.00                              175               56,823,783.40                    9.48
350,000.01 - 400,000.00                               98               36,637,635.53                    6.12
400,000.01 - 450,000.00                               57               24,051,249.66                    4.01
450,000.01 - 500,000.00                               52               25,210,088.09                    4.21
500,000.01 - 550,000.00                                4                2,057,821.72                    0.34
550,000.01 - 600,000.00                                1                  569,636.53                    0.10
                                                   -----             ---------------                  ------
Total                                              3,771             $599,118,209.58                  100.00%
                                                   =====             ================                 =======

-------------------
(1) The average principal balance of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately $158,875.

                MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE(1)


                                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF         OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
    CURRENT MORTGAGE RATE (%)                MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT-CUT-OFF-DATE
    -------------------------                --------------     -----------------------        -----------------------
5.500 - 5.999                                          1                $325,598.67                     0.05%
6.000 - 6.499                                          7               1,550,172.09                     0.26
6.500 - 6.999                                        124              24,197,411.68                     4.04
7.000 - 7.499                                        102              22,716,843.31                     3.79
7.500 - 7.999                                        318              68,218,475.83                    11.39
8.000 - 8.499                                        310              60,684,563.73                    10.13
8.500 - 8.999                                        767             128,473,578.74                    21.44
9.000 - 9.499                                        313              49,533,107.63                     8.27
9.500 - 9.999                                        652              94,308,759.58                    15.74
10.000 - 10.499                                      237              32,216,574.91                     5.38
10.500 - 10.999                                      449              58,912,647.04                     9.83
11.000 - 11.499                                      125              14,448,569.64                     2.41
11.500 - 11.999                                      221              25,480,533.36                     4.25
12.000 - 12.499                                       37               4,291,138.99                     0.72
12.500 - 12.999                                       83              10,318,493.24                     1.72
13.000 - 13.499                                        8               1,310,560.90                     0.22
13.500 - 13.999                                       15               1,861,261.69                     0.31
14.000 - 14.499                                        1                  71,949.58                     0.01
14.500 - 14.999                                        1                 197,968.97                     0.03
                                                   -----            ---------------                   ------
Total                                              3,771            $599,118,209.58                   100.00%
                                                   =====            ================                  =======

------------------
(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 9.23% per annum.

                            MAXIMUM MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)


                                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF         OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
    MAXIMUM MORTGAGE RATE (%)                MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT-CUT-OFF-DATE
    -------------------------                --------------     -----------------------        -----------------------
8.500 - 8.999                                         1                    $88,000.00                        0.01%
11.500 - 11.999                                       1                    325,598.67                        0.05
12.000 - 12.499                                       7                  1,550,172.09                        0.26
12.500 - 12.999                                     124                 24,197,411.68                        4.04
13.000 - 13.499                                     102                 22,716,843.31                        3.79
13.500 - 13.999                                     317                 68,038,475.83                       11.36
14.000 - 14.499                                     311                 60,864,563.73                       10.16
14.500 - 14.999                                     766                128,385,578.74                       21.43
15.000 - 15.499                                     313                 49,533,107.63                        8.27
15.500 - 15.999                                     652                 94,308,759.58                       15.74
16.000 - 16.499                                     237                 32,216,574.91                        5.38
16.500 - 16.999                                     449                 58,912,647.04                        9.83
17.000 - 17.499                                     125                 14,448,569.64                        2.41
17.500 - 17.999                                     221                 25,480,533.36                        4.25
18.000 - 18.499                                      37                  4,291,138.99                        0.72
18.500 - 18.999                                      83                 10,318,493.24                        1.72
19.000 - 19.499                                       8                  1,310,560.90                        0.22
19.500 - 19.999                                      15                  1,861,261.69                        0.31
20.000 - 20.499                                       1                     71,949.58                        0.01
20.500 - 20.999                                       1                    197,968.97                        0.03
                                                  -----               ---------------                      ------
Total                                             3,771               $599,118,209.58                      100.00%
                                                  =====               ================                     =======

--------------------
(1) The weighted average Maximum Mortgage Rate of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 15.22% per annum.

                            MINIMUM MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)


                                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF         OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
    MINIMUM MORTGAGE RATE (%)                MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT-CUT-OFF-DATE
    -------------------------                --------------     -----------------------        -----------------------
5.500 - 5.999                                          1                 $325,598.67                        0.05%
6.000 - 6.499                                          7                1,550,172.09                        0.26
6.500 - 6.999                                        124               24,197,411.68                        4.04
7.000 - 7.499                                        102               22,716,843.31                        3.79
7.500 - 7.999                                        317               68,038,475.83                       11.36
8.000 - 8.499                                        311               60,864,563.73                       10.16
8.500 - 8.999                                        767              128,473,578.74                       21.44
9.000 - 9.499                                        313               49,533,107.63                        8.27
9.500 - 9.999                                        652               94,308,759.58                       15.74
10.000 - 10.499                                      237               32,216,574.91                        5.38
10.500 - 10.999                                      449               58,912,647.04                        9.83
11.000 - 11.499                                      125               14,448,569.64                        2.41
11.500 - 11.999                                      221               25,480,533.36                        4.25
12.000 - 12.499                                       37                4,291,138.99                        0.72
12.500 - 12.999                                       83               10,318,493.24                        1.72
13.000 - 13.499                                        8                1,310,560.90                        0.22
13.500 - 13.999                                       15                1,861,261.69                        0.31
14.000 - 14.499                                        1                   71,949.58                        0.01
14.500 - 14.999                                        1                  197,968.97                        0.03
                                                   -----             ---------------                      ------
Total                                              3,771             $599,118,209.58                      100.00%
                                                   =====             ================                     =======

------------------
(1) The weighted average Minimum Mortgage Rate of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 9.23% per annum.


                                 GROSS MARGINS OF THE GROUP II MORTGAGE LOANS(1)


                                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF         OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
    GROSS MARGINS(%)                         MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT-CUT-OFF-DATE
    ----------------                         --------------     -----------------------        -----------------------
5.500 - 5.749                                              376                $60,994,870.36                       10.18%
5.750 - 5.999                                                6                    800,102.63                        0.13
6.000 - 6.249                                               15                  2,285,813.94                        0.38
6.250 - 6.499                                               14                  2,521,752.25                        0.42
6.500 - 6.749                                            2,808                467,520,551.70                       78.03
6.750 - 6.999                                               34                  3,404,975.38                        0.57
7.000 - 7.249                                              517                 61,530,184.03                       10.27
9.250 - 9.499                                                1                     59,959.29                        0.01
                                                         -----               ---------------                      ------
Total                                                    3,771               $599,118,209.58                      100.00%
                                                         =====               ================                     =======

------------------
(1) The weighted average Gross Margin of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 6.46% per annum.

                             NEXT ADJUSTMENT DATE FOR THE GROUP II MORTGAGE LOANS(1)


                                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF         OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
    NEXT ADJUSTMENT DATE                     MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT-CUT-OFF-DATE
    --------------------                     --------------     -----------------------        -----------------------
July 2003                                             7                 $1,140,756.52                        0.19%
August 2003                                           3                    405,952.88                        0.07
September 2003                                       13                  2,728,638.10                        0.46
October 2003                                         19                  3,953,070.95                        0.66
November 2003                                        69                 15,666,238.51                        2.61
December 2003                                       139                 30,888,232.22                        5.16
January 2004                                        428                 74,019,940.63                       12.35
February 2004                                       950                153,891,398.56                       25.69
March 2004                                        1,310                192,155,684.21                       32.07
April 2004                                          832                123,908,297.00                       20.68
May 2004                                              1                    360,000.00                        0.06
                                                  -----               ---------------                      ------
Total                                             3,771               $599,118,209.58                      100.00%
                                                  =====               ===============                      =======

------------------
(1) The weighted average next Adjustment Date for the Group II Mortgage Loans as of the Subsequent Cut-off Date is approximately February 2004.


                          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)


                                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF         OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
ORIGINAL LOAN-TO-VALUE RATIO (%)             MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT-CUT-OFF-DATE
--------------------------------             --------------     -----------------------        -----------------------
Less or equal to 25.00                                      11                 $1,092,450.17                        0.18%
25.01 - 30.00                                               10                  1,560,990.30                        0.26
30.01 - 35.00                                               18                  1,812,206.36                        0.30
35.01 - 40.00                                               36                  5,007,397.35                        0.84
40.01 - 45.00                                               27                  2,505,272.10                        0.42
45.01 - 50.00                                               52                  5,219,727.99                        0.87
50.01 - 55.00                                               69                  9,701,696.60                        1.62
55.01 - 60.00                                              136                 19,216,087.39                        3.21
60.01 - 65.00                                              196                 30,726,586.10                        5.13
65.01 - 70.00                                              259                 41,964,151.86                        7.00
70.01 - 75.00                                              631                 92,413,567.54                       15.42
75.01 - 80.00                                              752                118,723,698.47                       19.82
80.01 - 85.00                                              771                125,093,613.51                       20.88
85.01 - 90.00                                              731                128,844,021.46                       21.51
90.01 - 95.00                                               72                 15,236,742.38                        2.54
                                                         -----               ---------------                      ------
Total                                                    3,771               $599,118,209.58                      100.00%
                                                         =====               ================                     =======

------------------
(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 78.43%.

                             MORTGAGED PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS


                                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF         OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
    PROPERTY TYPE                            MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT-CUT-OFF-DATE
    -------------                            --------------     -----------------------        -----------------------
Single Family Detached                            3,072               $480,796,217.16                    80.25%
Single Family Attached                               21                  2,389,139.84                     0.40
Two to Four Family                                  214                 38,992,811.15                     6.51
Condo                                               206                 30,706,731.36                     5.13
PUD Detached                                        204                 39,741,109.70                     6.63
PUD Attached                                         27                  4,063,461.96                     0.68
Manufactured Housing                                 27                  2,428,738.41                     0.41
                                                  -----               ---------------                   ------
Total                                             3,771               $599,118,209.58                   100.00%
                                                  =====               ================                  =======


                       MORTGAGED PROPERTY OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)


                                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF         OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
    CURRENT MORTGAGE RATE (%)                MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT-CUT-OFF-DATE
    -------------------------                --------------     -----------------------        -----------------------
Owner Occupied                                    3,532               $567,671,278.24                       94.75%
Non Owner Occupied                                  209                 26,527,109.92                        4.43
2nd Home                                             30                  4,919,821.42                        0.82
                                                  -----               ---------------                      ------
Total                                             3,771               $599,118,209.58                      100.00%
                                                  =====               ================                     =======

--------------------
(1) Occupancy status as represented by the mortgagor at the time of origination.


                                     PURPOSE OF THE GROUP II MORTGAGE LOANS


                                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF         OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
    PURPOSE                                  MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT-CUT-OFF-DATE
    -------                                  --------------     -----------------------        -----------------------
Purchase                                                   203                $42,673,864.52                        7.12%
Equity-out Refinance                                     2,198                330,836,466.63                       55.22
Refinance                                                1,370                225,607,878.43                       37.66
                                                         -----                --------------                       -----
Total                                                    3,771               $599,118,209.58                      100.00%
                                                         =====               ================                     =======

          GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE GROUP II MORTGAGE LOANS(1)


                                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF         OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
    LOCATION                                 MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT-CUT-OFF-DATE
    --------                                 --------------     -----------------------        -----------------------
Alabama                                              60                 $5,273,954.27                        0.88%
Alaska                                                5                    888,080.82                        0.15
Arizona                                              93                 11,559,173.79                        1.93
Arkansas                                              5                    375,285.57                        0.06
California                                          944                214,816,416.11                       35.86
Colorado                                            140                 24,343,633.26                        4.06
Connecticut                                          70                 10,096,225.25                        1.69
Delaware                                              3                    267,334.60                        0.04
Florida                                             170                 20,151,683.97                        3.36
Georgia                                              50                  6,313,048.12                        1.05
Hawaii                                               12                  2,399,320.09                        0.40
Idaho                                                10                  1,072,936.36                        0.18
Illinois                                            206                 27,718,357.63                        4.63
Indiana                                              51                  5,438,889.03                        0.91
Iowa                                                 30                  2,658,190.50                        0.44
Kansas                                               23                  2,180,648.14                        0.36
Kentucky                                              8                    713,291.05                        0.12
Louisiana                                            22                  1,970,300.69                        0.33
Maine                                                24                  3,347,832.34                        0.56
Maryland                                             44                  6,889,851.66                        1.15
Massachusetts                                       204                 37,245,680.21                        6.22
Michigan                                            182                 19,834,753.25                        3.31
Minnesota                                           168                 23,742,045.37                        3.96
Mississippi                                          14                  1,072,853.08                        0.18
Missouri                                             36                  3,841,336.71                        0.64
Montana                                               1                     61,000.00                        0.01
Nebraska                                             24                  2,399,552.57                        0.40
Nevada                                               34                  5,275,199.67                        0.88
New Hampshire                                        23                  3,198,628.74                        0.53
New Jersey                                          146                 24,669,039.58                        4.12
New Mexico                                           26                  2,795,324.60                        0.47
New York                                            222                 40,534,923.95                        6.77
North Dakota                                          3                    161,793.21                        0.03
Ohio                                                118                 11,952,619.24                        2.00
Oklahoma                                              6                    491,988.62                        0.08
Oregon                                               35                  4,508,751.04                        0.75
Pennsylvania                                        100                 10,739,394.83                        1.79
Rhode Island                                         32                  4,144,762.71                        0.69
South Carolina                                        8                    936,022.38                        0.16
South Dakota                                          1                     67,471.69                        0.01
Tennessee                                             7                    522,163.35                        0.09
Texas                                               251                 26,087,284.41                        4.35
Utah                                                 40                  5,766,588.19                        0.96
Vermont                                               2                    166,899.09                        0.03
Washington                                          113                 19,933,062.34                        3.33
Wyoming                                               5                    494,617.50                        0.08
                                                  -----               ---------------                      ------
Total                                             3,771               $599,118,209.58                      100.00%
                                                  =====               ===============                      =======

-------------------
(1) The greatest ZIP Code geographic concentration of the Group II Mortgage Loans was approximately 0.404% in the 94533 ZIP Code.

                     QUALIFYING FICO SCORES FOR THE GROUP II MORTGAGE LOANS AT ORIGINATION(1)


                                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF         OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
    QUALIFYING FICO SCORE                    MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT-CUT-OFF-DATE
    ---------------------                    --------------     -----------------------        -----------------------
No Score                                             8                   $958,774.33                        0.16%



                                      -15-





476 - 500                                            1                    167,940.09                        0.03
501 - 525                                          194                 26,831,454.26                        4.48
526 - 550                                          500                 74,708,427.16                       12.47
551- 575                                           810                118,453,113.10                       19.77
576 - 600                                          646                101,674,647.27                       16.97
601 - 625                                          493                 79,099,125.63                       13.20
626 - 650                                          515                 90,216,041.01                       15.06
651 - 675                                          318                 57,460,448.56                        9.59
676 - 700                                          143                 23,567,373.43                        3.93
701 - 725                                           75                 13,985,043.38                        2.33
726 - 750                                           33                  5,921,676.53                        0.99
751 - 775                                           28                  5,047,946.40                        0.84
776 - 800                                            6                    816,198.43                        0.14
801 - 825                                            1                    210,000.00                        0.04
                                                 -----               ---------------                      ------
Total                                            3,771               $599,118,209.58                      100.00%
                                                 =====               ===============                      =======

----------------------
(1) The weighted average qualifying FICO score at origination of the Group II Mortgage Loans that had FICO scores was approximately 601.


                             INCOME DOCUMENTATION OF THE GROUP II MORTGAGE LOANS(1)


                                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF         OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
    INCOME DOCUMENTATION                     MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT-CUT-OFF-DATE
    --------------------                     --------------     -----------------------        -----------------------
Full Documentation                                2,517               $384,943,098.99                       64.25%
Fast Trac Documentation                             454                 85,551,644.39                       14.28
Stated Income Documentation                         800                128,623,466.20                       21.47
                                                  -----               ---------------                      ------
Total                                             3,771               $599,118,209.58                      100.00%
                                                  =====               ================                     =======

--------------------
(1) For a description of each documentation level, see "The Mortgage Loans--Underwriting Standards" herein.


                             UNDERWRITING PROGRAM OF THE GROUP II MORTGAGE LOANS(1)


                                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF         OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
    UNDERWRITING PROGRAM                     MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT-CUT-OFF-DATE
    --------------------                     --------------     -----------------------        -----------------------
Standard                                          2,993               $475,853,756.21                       79.43%
LTV Plus                                            778                123,264,453.37                       20.57
                                                  -----               ---------------                      ------
Total                                             3,771               $599,118,209.58                      100.00%
                                                  =====               ===============                      =======

--------------------
(1) For a description of each underwriting program, see "The Mortgage Loans--Underwriting Standards" herein.

                                 RISK CATEGORIES FOR THE GROUP II MORTGAGE LOANS


                                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF         OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
    CREDIT GRADE                             MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT-CUT-OFF-DATE
    ------------                             --------------     -----------------------        -----------------------
3A                                                1,027               $184,449,705.75                       30.79%
A                                                   490                 73,645,546.97                       12.29
AA                                                1,272                196,000,013.57                       32.71
B                                                   674                100,546,104.85                       16.78
C                                                   256                 37,139,603.71                        6.20
D                                                    52                  7,337,234.73                        1.22
                                                  -----               ---------------                      ------
Total                                             3,771               $599,118,209.58                      100.00%
                                                  =====               ================                     =======


                ORIGINATION SOURCE OF THE GROUP II MORTGAGE LOANS


                                                              AGGREGATE PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF         OUTSTANDING AS OF THE       BALANCE OUTSTANDING AS OF THE
    ORIGINATION SOURCE                       MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE        SUBSEQUENT-CUT-OFF-DATE
    ------------------                       --------------     -----------------------        -----------------------
Retail                                            2,840               $401,156,269.59                       66.96%
Wholesale                                           931                197,961,939.99                       33.04
                                                  -----               ---------------                      ------
Total                                             3,771               $599,118,209.58                      100.00%
                                                  =====               ===============                      =======




                                      -17-